Bonds, mortgages and other long-term debt	6 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
Bonds, mortgages and other long-term debt

Note  20.            Bonds, mortgages and other long-term debt

Production Capacity Investment Loan Agreement

In November 2022, SEALSQ entered into a loan agreement with a third-party client to borrow funds for the purpose of increasing their production capacity.  Under the terms of the Agreement, the client has lent to SEALSQ a total of USD 2 million. The loan will be reimbursed by way of a volume rebate against future sales volumes of certain products from the SEALSQ Group to the client during the period from July 1, 2023, through to December 31, 2025.  The volume rebate is based upon quarterly sales volumes in excess of a base limit on a yearly projected basis. Any amount still outstanding as at December 31, 2025 shall fall due for repayment on that date.  The loan does not bear any interest and there were no fees or costs attributed to the loan.

At inception in November 2022, a debt discount totaling USD 511,128 was booked to additional paid-in capital.

As of June 30, 2023, SEALSQ has not repaid any amount. The Group recorded a debt discount amortization expense of USD 87,653 in the six months ended June 30, 2023.

As at June 30, 2023, the loan balance remains USD 2 million with an unamortized debt discount balance of USD 423,475, thus leaving a carrying value of USD 1,576,525.